Exhibit 10.1

CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Ninth Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made as of June 29, 2020, by and among Cardiva Medical, Inc., a Delaware corporation (the “Company”), and the Holders (as defined below) listed on Exhibit A hereto. This Agreement amends and restates the Seventh Amended and Restated Investors’ Rights Agreement dated January 30, 2017 (the “Prior Rights Agreement”) entered into among the Company and certain of the Holders. Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in Section 1.

RECITALS

WHEREAS, certain of the Holders are parties to the Series 6 Preferred Stock Purchase Agreement of even date herewith (as may be amended from time to time, the “Series 6 Purchase Agreement”), and it is a condition to the closing of the sale Series 6 Preferred Stock to certain of the Holders listed on such Schedule of Investors to the Series 6 Purchase Agreement that certain Holders and the Company execute and deliver this Agreement;

WHEREAS, pursuant to the terms of the Prior Rights Agreement, neither the Prior Rights Agreement nor any provision thereof may be amended, waived, discharged or terminated other than by written instrument referencing this Agreement and signed by the Company and the holders of at least a majority of the Registrable Securities (as defined in the Prior Rights Agreement) (excluding any such shares that have been sold to the public or pursuant to Rule 144) (the “Required Parties”); and

WHEREAS, the Company and each of the undersigned Holders, which include the Required Parties, desire to facilitate the investors’ rights arrangements set forth in this Agreement, amend and restate the Prior Rights Agreement as set forth herein and facilitate the sale and purchase of the shares of Series 6 Preferred pursuant to the Series 6 Purchase Agreement, by agreeing to the terms and conditions set forth below.

NOW, THEREFORE: In consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1

Definitions

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Change of Control” means a transaction that qualifies as a “Liquidation” as defined in the Company’s Amended and Restated Certificate of Incorporation.

(b) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c) “Common Stock” means the Common Stock of the Company.

(d) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(e) “Holder” shall mean: (1) any holder of Registrable Securities; (2) a purchaser of Common Stock upon exercise of a Warrant (provided that such purchaser execute this Agreement upon exercise of such Warrant); and (3) any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.12 of this Agreement.

(f) “Indemnified Party” shall have the meaning set forth in Section 2.6(c) hereto.

(g) “Indemnifying Party” shall have the meaning set forth in Section 2.6(c) hereto.

(h) “Initial Public Offering” shall mean the closing of the Company’s first firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Securities Act covering the offer and sale of the Company’s Common Stock.

(i) “Initiating Holders” shall mean any Holder or Holders who in the aggregate hold not less than fifty percent (50%) of the outstanding Registrable Securities.

(j) “New Securities” shall have the meaning set forth in Section 4.1(a) hereto.

(k) “Preferred Holder” shall mean any holder of Preferred Stock.

(l) “Preferred Stock” shall mean the Series 3 Preferred Stock, the Series 4 Preferred Stock, Series 5 Preferred Stock, and Series 6 Preferred Stock.

(m) “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

(n) “Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above, and (iii) for purposes of Section 2 only, Common Stock acquired upon exercise of a Warrant; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i) or (ii) above that have previously been registered, that have been sold to the public either pursuant to a registration statement or Rule 144, or that have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

(o) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(p) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of a single counsel representing all selling Holders, fees and disbursements of counsel representing any selling Holder holding not less than ten percent (10%) of the Registrable Securities (such amount not to exceed $25,000 with respect to each such Holder), blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company.

(q) “Restricted Securities” shall mean any Registrable Securities required to bear the first legend set forth in Section 2.8(c) hereof.

(r) “Right of First Refusal Agreement” shall mean that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, by and between the Company, the Investors and the Stockholders (in each case, as defined therein), dated as of the date hereof, and as may be amended from time to time.

(s) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(t) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission

(u) “Rule 415” shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(v) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(w) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder, other than (i) Registration Expenses associated with a single counsel representing all selling Holders and (ii) Registration Expenses associated with the separate counsel of such Holder, if such Holder holds not less than ten percent (10%) of the Registrable Securities (such amount not to exceed $25,000 with respect to such Holder).

(x) “Series 3 Preferred Stock” shall mean the Company’s Series 3 Preferred Stock.

(y) “Series 4 Preferred Stock” shall mean the Company’s Series 4 Preferred Stock.

(z) “Series 5 Preferred Stock” shall mean the Company’s Series 5 Preferred Stock.

(aa) “Series 6 Preferred Stock” shall mean the Company’s Series 6 Preferred Stock.

(bb) “Series 6 Purchase Agreement” shall have the meaning set forth in the Recitals hereto.

(cc) “Shares” shall mean shares Preferred Stock.

(dd) “Withdrawn Registration” shall mean a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.4.

Section 2

Registration Rights

2.1 Requested Registration.

(a) Request for Registration. Subject to the conditions set forth in this Section 2.1, if the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), the Company will:

(i) promptly, and in any event within fifteen (15) days, give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, and in any event within ninety (90) days of such request subject to any limitations set forth in this Section 2.1, file and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

(b) Limitations on Requested Registration. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1:

(i) Prior to the earlier of (A) the three (3) year anniversary of the date of this Agreement or (B) one hundred eighty (180) days following the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public;

(ii) If the Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities and such other securities (if any) the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) are less than twenty million U.S. dollars ($20,000,000);

(iii) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iv) After the Company has initiated three (3) such registrations pursuant to this Section 2.1 (counting for these purposes only (x) registrations that have been declared or ordered effective and pursuant to which securities have been sold, and (y) Withdrawn Registrations);

(v) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration (other than the Company’s initial registration which is addressed under Section 2.1(b)(i) above); provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(vi) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2.3 hereof.

(c) Deferral. If (i) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement covering the Registrable Securities would be detrimental to the Company and its shareholders and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b)(v) above) the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than twice in any twelve (12) month period.

(d) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request pursuant to this Section 2.1 by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice given pursuant to Section 2.1(a)(i). In such event, the right of any Holder to include all or any portion of its Registrable Securities in such registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in such an underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein. If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 2.1, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Section 2.10). The Company shall select the underwriters (subject to the consent of the Initiating Holders holding a majority of Registrable Securities to be included in such underwriting, which such approval shall not be unreasonably withheld or delayed) and (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting.

Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities that may be so included shall be allocated as follows: (i) first, among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders; and (ii) second, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn or excluded from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(d), then the Company shall then offer to all Holders who have retained rights to include securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares so withdrawn or excluded, with such shares to be allocated pro rata among such Holders requesting additional inclusion, as set forth above.

2.2 Company Registration.

(a) Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1 or 2.3, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i) promptly, and in any event within fifteen (15) days, give written notice of the proposed registration to all Holders; and

(ii) use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting; provided that the foregoing limitation may only be applied after the Company has excluded from such registration all securities held by holders other than holders of Registrable Securities that the Company intends to include in such registration; and provided further following the Company’s Initial Public Offering, the number of Registrable Securities to be included in any such registration shall not be reduced below twenty percent (20%) of the number of shares to be underwritten. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account and (ii) second, to the Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

If shares are so withdrawn or excluded from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall use its commercially reasonable efforts to offer to all persons who have retained the right to include securities in such registration the right to include additional securities in the next registration in an aggregate amount equal to the number of shares so withdrawn or excluded, with such shares to be allocated pro rata among the persons requesting additional inclusion in accordance with Section 2.2 hereof.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof.

2.3 Registration on Form S-3.

(a) Request for Form S-3 Registration. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or similar short form registration statement or successor form or forms (“Form S-3”) after its Initial Public Offering. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from Holders of not less than ten percent (10%) of the Registrable Securities a written request that the Company effect any registration on Form S-3 with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holders), the Company will take all such action with respect to such Registrable Securities as required by Section 2.1(a)(i) and (ii).

(b) Limitations on Form S-3 Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.3:

(i) In the circumstances described in either Sections 2.1(b)(i), 2.1(b)(iii) or 2.1(b)(v);

(ii) If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than one million U.S. dollars ($1,000,000); or

(iii) If, in a given six (6) month period, the Company has effected one (1) such registration in such period.

(c) Deferral. If (i) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement on Form S-3 covering the Registrable Securities would be detrimental to the Company and its shareholders and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement on Form S-3 at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the

President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement on Form S-3, then (in addition to the limitations set forth in Section 2.1(b)(v) above) the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

(d) Underwriting. If the Holders of Registrable Securities requesting registration under this Section 2.3 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Sections 2.1(e) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.

2.4 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 hereof shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if (i) the withdrawal of such registration proceeding is based upon material adverse information concerning the Company which was made known to the Holders requesting registration by the Company at the time of such request or (ii) the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.1 (in which case such Registration Expenses shall be borne by the Company). All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata on the basis of the number of Registrable Securities registered by the applicable Holders.

2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

(a) Keep such registration effective for a period ending on the earlier of the date which is ninety (90) days from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto; provided, however, that such ninety (90) day period shall be extended for a period of time equal to the period the Holder agrees to refrain from selling any securities included in such registration at the request of the Company or an underwriter of Common Stock of the Company;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(c) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed or quoted;

(h) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 and, if applicable, Section 2.3 hereof, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions and that the Holders participating in such underwriting are presented an opportunity to review and comment on such underwriting agreement, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

(i) Furnish, at the request of the Holders of at least five hundred thousand (500,000) shares of Registrable Securities (as adjusted for stock splits, stock dividends, reverse stock splits, stock combinations or other similar capitalization changes) requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

2.6 Indemnification. In the event that any Registrable Securities are included in a registration statement pursuant to Sections 2.1, 2.2 or 2.3 hereof:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification, or compliance (a “Violation”), and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based directly upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such other Holder, and each of their officers, directors, and partners, and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any such registration statement, prospectus, offering circular, or other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed); and provided that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by such Holder.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provision of this Section 2.6(d), an Indemnifying Party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnifying Party exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) by a court of competent jurisdiction shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation by a court of competent jurisdiction.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.7 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8 Restrictions on Transfer.

(a) Each holder of Company securities party to this Agreement (each, a “Securityholder”), by acceptance thereof agrees to comply in all respects with the provisions of this

Section 2.8. Each Securityholder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any Company securities, or any beneficial interest therein, unless and until (x) the transferee thereof has agreed in writing for the benefit of the Company to take and hold such securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.8 and Section 2.10, except for transfers permitted under Section 2.8(b), and (y):

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) Such Securityholder shall have given prior written notice to the Company of such Securityholder’ s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and, such Securityholder shall have furnished the Company, at its expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such securities under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Securityholder shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the Securityholder to the Company.

(b) Permitted transfers include (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution of securities by any Securityholder to (x) a parent, subsidiary or other affiliate of the Securityholder that is a corporation, or (y) any of its partners, members or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of its partners, members or other equity owners or retired partners, retired members or other equity owners, (iii) transfers without consideration in connection with a liquidation, dissolution or winding up of a Securityholder, or (iv) transfers in compliance with Rule 144, as long as the Company is furnished with satisfactory evidence of compliance with such Rule; provided, in each case, that the Securityholder thereof shall give written notice to the Company of such Securityholder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c) Each certificate representing securities held by a Securityholder shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (1) RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN INVESTORS’ RIGHTS AGREEMENT, AND (2) VOTING RESTRICTIONS AS SET FORTH IN A VOTING AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

Each Securityholder consents to the Company making a notation on its records and g1vmg instructions to any transfer agent of such Securityholder’s securities in order to implement the restrictions on transfer established in this Section 2.8.

(d) The first legend referring to federal and state securities laws identified in Section 2.8(c) hereof stamped on a certificate evidencing the securities held by Securityholders and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale or transfer of such securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such securities can be sold pursuant to Rule 144 under the Securities Act.

2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10 Market Stand-Off Agreement. Each Securityholder hereby agrees that such Securityholder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by such Securityholder (other than those included in the registration), during the period beginning on the date the Company files a registration statement to effect the Company’s Initial Public Offering and ending one hundred eighty (180) days following the effective date of the Company’s Initial Public Offering filed under the Securities Act (or such longer period of time as may be required to accommodate regulatory restrictions on (x) the publication or other distribution of research reports and (y) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711 (f)(4) or NYSE Rule 472(f)(4), as applicable, (or any successor rules or amendments thereto)) (the “Market Standoff Period”); provided, however, that such agreement shall only be applicable if all officers, directors and holders of at least one percent (1%) of the outstanding capital stock of the Company are similarly bound; and provided, further, if the Company or the underwriters shall release any Registrable Securities or any other securities (the “Released Securities”) from the requirements of this Section 2.10 before the end of the period set by the Company or the underwriters, then the Registrable Securities of each Holder shall be released from the provisions of this Section 2.10 in the same proportion as the Released Securities bear to the total number of securities held by such Holder which were subject to this Section 2.10. The obligations described in this Section 2.10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction. The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 2.8(c) hereof with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the Market Standoff Period. Each Securityholder agrees to execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Section 2.10.

2.11 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.12 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 2 may be transferred or assigned by a Holder only to a transferee or assignee of not less than two hundred thousand (200,000) shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided that (i) such transfer or assignment of Registrable Securities is effected in accordance with the terms of Section 2.8 hereof, the Right of First Refusal and Co-Sale Agreement, and applicable securities laws, (ii) the Company is given prompt written notice of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights have been transferred or assigned and (iii) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, including without limitation the obligations set forth in Section 2.10.

2.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders of at least a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior to the registration rights granted to the Holders hereunder.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 2.1, 2.2 or 2.3 shall terminate on the earliest of (i) such date, on or after the closing of the Company’s Initial Public Offering, on which all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold pursuant Rule 144 under the Securities Act during any ninety (90)-day period, (ii) four (4) years after the closing of the Company’s Initial Public Offering or (iii) nine (9) years after the closing of the Company’s Initial Public Offering for “affiliates” (as such term is defined in Rule 144 under the Securities Act).

Section 3

Covenants of the Company

The Company hereby covenants and agrees, as follows:

3.1 Information Rights.

(a) Basic Financial Information. The Company will furnish the following reports to each Preferred Holder who owns at least one million (1,000,000) shares of Preferred Stock (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) (a “Major Investor”); provided that all shares of Preferred Stock held or acquired by “affiliates” (as such term is defined in Rule 144 under the Securities Act) of a Preferred Holder shall be aggregated together with the shares of Preferred Stock held by such Preferred Holder for the purpose of determining the availability of any rights under this Section 3:

(i) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with U.S. generally accepted accounting principles consistently applied, certified by independent public accountants of recognized national standing selected by the Board of Directors of the Company.

(ii) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within thirty (30) days after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments.

(iii) A soon as practicable after the end of each calendar month (excluding those months wherein the Major Investor will receive financial information pursuant to Sections 3.1(a)(i) and (ii) above) in each fiscal year of the Company, and in any event within ten (10) business days after the end of each calendar month in each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such calendar month, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such calendar month, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments.

(b) Annual Budget. The Company shall furnish the annual budget for a particular fiscal year to each Major Investor on the earlier of (i) thirty (30) days prior to the beginning of a fiscal year if such annual budget has been approved by the Board of Directors or (ii) within fifteen (15) days of the approval of such annual budget by the Company’s Board of Directors.

(c) Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

(d) Inspection Rights. The Company shall permit each Major Investor to visit and inspect the properties of the Company, to examine its corporate and financial records and make copies thereof and to discuss its affairs, finances, and accounts with its executive officers, at such reasonable times during normal business hours and upon such reasonable notice of no less than three (3) business days; provided that (i) the Company consent to such inspection, which such consent shall not be unreasonably withheld and (ii) that such eligible Preferred Holder agrees to abide by all Company policies, rules and regulations, including those regarding access to restricted areas on the Company’s properties and confidentiality.

3.2 Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. The Company shall not be required to comply with any information rights of Section 3 in respect of any Holder whom the Board of Directors of the Company reasonably determines to be a competitor or an officer, employee, director or holder of more than ten percent (10%) of a competitor. Each Holder acknowledges that the information received by them pursuant to this Agreement may be confidential and for its internal use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless such information has become available to the public generally without any breach by the Holder of this Section 3.2.

3.3 Reservation of Common Stock. On and after the date hereof, the Company will reserve and keep reserved at all times sufficient shares of Common Stock for issuance upon conversion of the Shares. Immediately prior to the occurrence of any event that would cause the number of shares of Common Stock or type of securities into which the Shares would be convertible to be adjusted, the Company shall take any and all actions necessary to permit such conversion.

3.4 Use of Proceeds. The proceeds from the sale of the Series 6 Preferred pursuant to the Series 6 Purchase Agreement (the “Proceeds”) may be used by the Company for working capital, capital expenditures, sales and marketing and research and development.

3.5 Protection of Intellectual Property. The Company shall use commercially reasonable efforts to protect its proprietary intellectual property, trade secrets and know-how, including, but not limited to, (i) the keeping of proper laboratory notebooks, (ii) the use of secure storage, and (iii) obtaining proprietary information and invention assignment agreements, which shall include appropriate confidentiality provisions, from all employees and consultants (excluding the members of the Company’s advisory board), upon the commencement of their employment or service to the Company, in substantially the form delivered to the Investors, subject to amendments approved by the Company’s Board of Directors and which agreements shall be reviewed and renewed, if necessary, on an annual basis as determined by the Board of Directors.

3.6 Observer Rights. So long as each of EW Healthcare Partners Fund 2, L.P.and its affiliated entities (collectively, “EW”) and PTV IV, L.P. and its affiliated entities (collectively, “PTV”), individually and not collectively, hold shares of the Company’s capital stock (each an “Investor with Observer Rights”), the Company covenants and agrees that each Investor with Observer Rights shall each be entitled to designate one observer (each an “Observer” and together, the “Observers”). The Observers may be present at all meetings of the Board of Directors of the Company and any committees thereof, including any telephonic meetings and executive sessions, and that the Company will give such Observers notice of such meetings, by telecopy or by such other means as such notices are delivered to the members of the Board of Directors of the Company, not later than the same time notice is provided or delivered to the Board of Directors of the Company; provided, that the Observers shall be subject to the confidentiality provisions set forth in Section 3.2 hereof; provided, further, that the Observers may be excluded from access to any material or meeting or portion thereof (i) if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, (ii) to protect confidential or proprietary information or (iii) for other similar reasons. For purposes of clarity, nothing herein shall be construed to mean that in the event that EW or PTV is no longer an Investor with Observer Rights, that any other Investors with Observer Rights shall lose their right pursuant to this Section 3.6 to designate an Observer.

3.7 Termination of Covenants. The covenants set forth in this Section 3 shall terminate and be of no further force and effect with respect to the earliest to occur of (i) the Company’s Initial Public Offering, (ii) the date on which this Agreement is terminated by a writing executed by (A) Holders party to this Agreement holding at least a majority of the shares of Preferred Stock (voting together as a single class) then held by all such Holders and (B) Holders party to this Agreement holding at least a majority of the shares of Series 6 Preferred Stock (voting together as a single class) then held by all such Holders, (iii) the dissolution or winding-up of the Company, or (iv) immediately prior to the effective date of a Change of Control.

Section 4

Right of First Refusal

4.1 Right of First Refusal. The Company hereby grants to each Preferred Holder the right of first refusal to purchase its pro rata share of New Securities (as defined in Section 4.1(a)) which the Company may, from time to time, propose to sell and issue after the date of this Agreement. A Preferred Holder’s pro rata share, for purposes of Section 4, is equal to the ratio of (a) the number of shares of Common Stock owned by such Preferred Holder immediately prior to the issuance of New Securities (assuming full conversion of the Shares and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, into Common Stock held by said Preferred Holder) to (b) the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities (assuming full conversion of the Shares and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, held by all Preferred Holders).

(a) “New Securities” shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, exercisable or convertible into capital stock; provided that the term “New Securities” does not include securities excluded from the definition of “Additional Shares of Common” pursuant to Article FOURTH, Subsection 4(d)(i) of the Amended and Restated Certificate of Incorporation of the Company.

(b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Preferred Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Preferred Holder shall have ten (10) days after any such notice is mailed or delivered to agree to purchase such Preferred Holder’s pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

(c) In the event the Preferred Holders fail to exercise fully the right of first refusal within said ten (10) day period (the “Election Period”), the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell that portion of the New Securities with respect to which the Preferred Holders’ right of first refusal option set forth in this Section 4.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice to the Preferred Holders delivered pursuant to Section 4.1(b). In the event the Company has not sold within the later of such ninety (90) day period following the end of the Election Period, or such ninety (90) day period following the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Preferred Holders in the manner provided in this Section 4.1.

(d) The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, the Company’s Initial Public Offering.

Section 5

Miscellaneous

5.1 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by (i) the Company, (ii) Holders party to this Agreement holding at least a majority of the shares of Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144) then held by all such Holders and (iii) if the waiver, amendment, modification or termination adversely affects the rights or privileges of the Series 6 Preferred Stock or grants any rights or privileges to the Series 3 Preferred Stock, Series 4 Preferred Stock or Series 5 Preferred Stock not also afforded to the Series 6 Preferred Stock, then Holders party to this Agreement holding at least a majority of the shares of Series 6 Preferred Stock then held by all such Holders; provided, however, that Holders purchasing shares of Series 6 Preferred Stock after the date of this Agreement may become parties to this Agreement by executing a counterpart of this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder. Notwithstanding the foregoing, this Agreement may not be amended, waived, discharged or terminated with respect to any Holder party to this Agreement without the written consent of such Holder unless such waiver, amendment, modification or termination applies to all Holders party to this Agreement in the same fashion, it being agreed that an amendment, modification, termination, or waiver shall be deemed to apply to all Holders, respectively, in the same fashion if such amendment, modification, termination, or waiver does so by its terms, notwithstanding the fact that certain Holders may nonetheless receive different economics solely because of differences in dividend yields, liquidation preferences, anti-dilution adjustments or conversion rights among different classes of capital stock of the Company as set forth in the Company’s Amended and Restated Certificate of Incorporation.

5.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand or by messenger addressed:

(a) if to any holder of the capital stock of the Company at such holder’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof;

(b) if to any Holder, at such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address of the last holder of such shares for which the Company has contact information in its records; or

(c) if to the Company, one copy should be sent to Attn: Chief Executive Officer, 1615 Wyatt Drive, Santa Clara, CA 95054, fax number: (650) 964-8911, or at such other address as the Company shall have furnished to the Investors, with a copy (which shall not constitute notice) to Mark Weeks, Cooley LLP, 3175 Hanover St, Palo Alto, CA 94304, fax number (650) 849-7400, electronic mail address: mweeks@cooley.com; or

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if sent by fax, upon confirmation of fax transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the e- mail address set forth on the Schedule of Investors.

5.3 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in all respects in accordance with the General Corporation Law of the State of Delaware as to matters governed by such General Corporation Law, and as to all other matters in accordance with the laws of the State of Delaware without regard to its choice of laws principles.

5.4 Successors and Assigns. Except as provided in Section 2.8, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Holder without the prior written consent of the Company. Any attempt by a Holder without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.5 Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

5.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

5.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party or deprive such party of its essential bargain hereunder.

5.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, the Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.10 Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the sole and exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of sole and exclusive federal jurisdiction, the courts of the Northern District of California).

5.11 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be reasonably necessary to more fully effectuate this Agreement.

5.12 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.13 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated persons or entities of a Holder shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.14 Amendment and Restatement of the Prior Rights Agreement. By execution of this Agreement, the Company and the undersigned Holders hereby amend and restate the Prior Rights Agreement as set forth herein.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

COMPANY: CARDIVA MEDICAL, INC. a Delaware corporation

By:	/s/ John Russell

Name:	John Russell

Title:	Chief Executive Officer

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER: EW HEALTHCARE PARTNERS FUND 2, L.P.

By:	EW Healthcare Partners Fund 2-GP, L.P.
Its:	General Partner

By:	EW Healthcare Partners Fund 2-UGP, LLC
Its:	General Partner

By:	/s/ R. Scott Barry

Name:	R. Scott Barry

Title:	Authorized Signatory

EW HEALTHCARE PARTNERS FUND 2-A, L.P.

By:	EW Healthcare Partners Fund 2-GP, L.P.
Its:	General Partner

By:	EW Healthcare Partners Fund 2-UGP, LLC
Its:	General Partner

By:	/s/ R. Scott Barry

Name:	R. Scott Barry

Title:	Authorized Signatory

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER: PTV SCIENCES II, L.P.

By:	Pinto Technology Ventures GP II, LP,
its	General Partner

By:	Pinto TV GP Company LLC,
its	General Partner

By:	/s/ Matthew Crawford

Name:	Matthew Crawford

Title:	Managing Director

PTV IV, L.P.

By:	PTV GP IV L.P.,
its	General Partner

By:	PTV GP III Management LLC,
its	General Partner

By:	/s/ Matthew Crawford

Name:	Matthew Crawford

Title:	Managing Director

PTV CM SPV, LLC

By:	PTV CM SPV, LLC,
its	General Partner

By:	PTV GP III Management LLC,
its	General Partner

By:	/s/ Matthew Crawford

Name:	Matthew Crawford

Title:	Managing Director

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Francisco F. Rodriguez
(Signature)

RIND, LTD.
(Name of Holder)

Francisco F. Rodriguez, Director
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Michael Bornitz
(Signature)

301 CARDIVA PARTNERS, LLC
(Name of Holder)

Michael Bornitz Manager
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Augustine Lien
(Signature)

THE LIEN FAMILY LIVING TRUST, DATED MARCH 5, 2003
(Name of Holder)

Augustine Lien
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Fu Lung-Shu June 22, 2020
(Signature)

JACK INVESTMENT CO., LTD.
(Name of Holder)

Fu Lung-Shu, CEO
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Ping Liu
(Signature)

PING LIU
(Name of Holder)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Wen Han Chen June 18, 2020
(Signature)

CROWN INVESTMENT WORLDWIDE, LTD.
(Name of Holder)

Wen Han Chen, C.E.O.
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Jyan Ming Hang
(Signature)

HERCULES BIOVENTURE, L.P.
(Name of Holder)

Jyan Ming Hang Geeneral Partner
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Shang Techan
(Signature)

REDPINE FINANCE HOLDINGS, INC.
(Name of Holder)

SHANG TECHAN, Authorized Signatory
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ James Wang
(Signature)

NCKU VENTURE CAPITAL CO., LTD.
(Name of Holder)

James Wang, Chairman
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Fu Den Nan
(Signature)

FU DEN NAN (WILLIAM FU)
(Name of Holder)

(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ George Lee
(Signature)

GEORGE J. LEE
(Name of Holder)

(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Jonas Chia-Tsun Wang
(Signature)

JONAS CHIA-TSUN WANG
(Name of Holder)

(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Sylvia Liu
(Signature)

SYLVIA LIU
(Name of Holder)

(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ David P. Conklin /s/ Wendy Conklin
(Signature)

DAVID P. AND WENDY CONKLIN
(Name of Holder)

(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Mark Klopp
(Signature)

MARK V. KLOPP
(Name of Holder)

(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Michael Horgan
(Signature)

MICHAEL J. HORGAN
(Name of Holder)

6/25/20
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Ter-Shan Chen
(Signature)

BIO INTECH, LTD.
(Name of Holder)

Ter-Shan Chen, Manager
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Dean Tsao
(Signature)

TSAO: DEAN PING TSAO FAMILY LIMITED PARTNERS NO. 2, LP
(Name of Holder)

Dean Tsao, GP
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

Kenneth E. Lipson
(Signature)

GLOBAL ASSETS INVESTMENT, LLC
(Name of Holder)

/s/ Kenneth E. Lipson, Member
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Michael Daniel
(Signature)

MICHAEL DANIEL
(Name of Holder)

(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Wang Chia-Ho
(Signature)

SUNSINO INTERNATIONAL DEVELOPMENT ASSOCIATE INC.
(Name of Holder)

Chairman, Wang Chia-Ho
(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

HOLDER:

/s/ Killin To
(Signature)

KILLIN TO
(Name of Holder)

(Name and Title of Signatory, if Applicable)

SIGNATURE PAGE TO CARDIVA MEDICAL, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EXHIBIT A

SECURITYHOLDERS

AmKey Biotechnology Venture Capital, Inc.

AmKey Venture Capital, Inc.

Bio Intech Ltd.

Chien-Chun Chang

Chang Mein Kai

Tony Fon-Lein Chang

Yu San Elyn Chang

Stephen Sun Chiao

David P. and Wendy Conklin

Crown Investment Worldwide, Ltd.

Michael A. Daniel

Der Yang Biotechnology Venture Capital Co., ltd.

Eminent Venture Capital Corporation

EW Healthcare Partners Fund 2, L.P.

EW Healthcare Partners Fund 2-A, L.P.

Eureka BioVenture Partners

Fu Den Nan (William Fu)

Global Assets Investment, LLC

Global Star International Co., Ltd.

Hercules Bioventure, L.P.

Hanako Hiramatsu

Michael J. Horgan

Jack Investment Co., Ltd.

Mark V. Klopp

George J. Lee, Ph.D.

Maw Sheng Lee

Lexli Investment, LLC

The Lien Family Trust, Dated March 5, 2003

Ping Liu

Sylvia Liu

Charles T. Maroney

Frederic H. Moll

NCKU Venture Capital Co., Ltd.

PTV Sciences II, L.P.

Redpine Finance Holdings, Inc.

Rind, Ltd.

Chun-Chien Shih

Jerry Shih

Kilin To

Dean & Ping Tsao Family Limited Partnership No. 2, LP

TSC BioVenture Capital Corporation

Universal Migration Ltd.

Craig M. Walker, M.D.

Jonas Chia-Tsun Wang

PTV CM SPV, LLC

PTV IV, L.P.

301 Cardiva Partners, LLC

Canepa Advanced Healthcare Fund, L.P.